SERIES TRUST
                                                   on behalf of:

                                           MFS Strategic Value Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated May 1, 2001, as amended (the Declaration), of MFS Variable Insurance Trust II, a business trust organized under the laws of The
Commonwealth  of  Massachusetts  (the  Trust),  the  undersigned  Trustees of the Trust,  being a majority of the
Trustees of the Trust, do hereby certify that MFS Strategic Value Portfolios, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 7th day of August, 2009.


J. KERMIT BIRCHFIELD
MARCIA A. KEAN
J. Kermit Birchfield
 Marcia A. Kean
c/o MFS Investment Management
c/o MFS Investment Management
addressStreet500 Boylston Street
 addressStreet500 Boylston Street
placeCityBoston StateMA  PostalCode02116
CityplaceBoston StateMA  PostalCode02116







                                          MFS VARIABLE INSURANCE TRUST II
                                                   on behalf of:

                                        MFS Capital Appreciation Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the Declaration), of MFS Variable Insurance Trust II, a business trust organized under the laws of The
Commonwealth of Massachusetts (the Trust), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby certify that MFS Capital Appreciation Portfolio, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 29th day of December, 2009.










                                          MFS VARIABLE INSURANCE TRUST II
                                                   on behalf of:

                                            MFS Mid Cap Value Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the  Declaration),  of MFS Variable Insurance Trust II, a business trust organized under the laws of The
Commonwealth of Massachusetts (the Trust), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby certify that MFS Mid Cap Value Portfolio , a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 29th day of December, 2009.








                                          MFS VARIABLE INSURANCE TRUST II

                                            CERTIFICATION OF AMENDMENT
                                            TO THE DECLARATION OF TRUST

                                                   REDESIGNATION
                                                     OF SERIES



         Pursuant to Section 6.9 of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the Declaration), of MFS Variable Insurance Trust II, a business trust organized under the laws of The
Commonwealth  of  Massachusetts  (the  Trust),  the  undersigned  Trustees of the Trust,  being a majority of the
Trustees of the Trust, hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:

1. The series designated as MFS Global Total Return Portfolio shall be r edesignated as MFS Global Tactical
                  Allocation Portfolio.



         Pursuant to Section 6.11 of the Declaration, this instrument shall be effective upon the execution by a majority of the Trustees of the Trust.

IN  WITNESS  WHEREOF,  a majority  of the  Trustees  of the Trust  have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of this 8th day of February, 2010.



J. KERMIT BIRCHFIELD                                        MARCIA A. KEAN
J. Kermit Birchfield                                   Marcia A. Kean
33 Way Road                                               103 Waban Avenue
Gloucester, MA  01930                                       Newton MA  02468